                                                            EXHIBIT 10.58


                        AMENDMENT NO. THREE TO THE LOAN
                             AND SECURITY AGREEMENT
           BOLLINGER INDUSTRIES, INC., BOLLINGER INDUSTRIES, L.P. AND
                                   NBF, INC.


        This Amendment No. Three To The Loan And Security Agreement (the "Amendment") is entered into as of the 11th day of June, 1997, by and between BOLLINGER INDUSTRIES, INC., a Delaware corporation ("Inc."), BOLLINGER INDUSTRIES, L.P., a Texas limited partnership ("L.P.") and NBF, INC., a Georgia corporation ("NBF"), jointly and severally, (collectively "Borrower"), with their chief executive office located at 602 Fountain Parkway, Grand Prairie, Texas 75050 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, in light of the following facts:

                                     FACTS

        FACT ONE:       Foothill and Borrower have previously entered into
that certain Loan And Security Agreement, dated August 16, 1996 (as amended and supplemented, the "Agreement").

        FACT TWO:       Foothill and Borrower desire to further amend the
Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

        NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

        1. The definition of Eligible Accounts under Subsection 1.1(g) of the Agreement is hereby amended in its entirety to read as follows:

        "(g)    Accounts with respect to an Account Debtor whose total
obligations owing to Borrower exceed ten percent (10%) of all Eligible Accounts (or, in the case of Service Merchandise and Dayton-Hudson, fifteen percent (15%)), to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, in the case of Wal-Mart or K-Mart, such percentage shall be (75%) as to both combined, effective June 1, 1997."

        2. Subsection 2.1(d) of the Agreement is hereby amended in its entirety to read as follows:

        "(d)    Foothill is authorized to make Revolving Advances under this
Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Officer of Borrower, or without instructions if pursuant to Section 2.4(d). Borrower agrees to establish and maintain a single designated deposit account for the purpose of receiving the proceeds of the Revolving Advances requested by Borrower and made by Foothill hereunder. Unless otherwise agreed by Foothill and Borrower, any Revolving Advances requested by Borrower and made by Foothill hereunder shall be made to such designated deposit account. Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

        3. Notwithstanding anything to the contrary contained in Section 2.3 of the Agreement, Foothill agrees to provide Borrower a temporary Overadvance facility in the amount of One Million Dollars ($1,000,000) commencing as of June 1, 1997 through September 15, 1997. Said Overadvance facility shall be reduced in equal monthly installments of Two Hundred Fifty Thousand Dollars ($250,000) beginning June 15, 1997 and continuing through September 15,
1997, and shall be back in formula.

        4. Subsection 2.7(h) of the Agreement is hereby amended in its entirety to read as follows:

            "(h) Overadvance Fee. Borrower's account shall be charged Overadvance fees in amounts equal to: (i) $10,000.00 on the One Million Dollar ($1,000,000) Overadvance due on June 1, 1997; (ii) $13,125.00 on
the Seven Hundred Fifty Thousand Dollar ($750,000) Overadvance due June 15, 1997; (iii) $7,500.00 on the Five Hundred Thousand Dollar ($500,000) Overadvance due July 15, 1997; and (iv) $3,125.00 on the Two Hundred and Fifty Thousand Dollar ($250,000) Overadvance due August 15, 1997. Overadvance fees shall be fully earned, non-refundable, and due and payable on the date as specified in this Subsection 2.7(h)."

        5. Subsection 6.13(b) of the Agreement is hereby amended in its entirety to read as follows:

            "(b) Total Liabilities to Tangible Net Worth Ratio. A ratio of Borrower's total liabilities divided by Tangible Net Worth measured on a fiscal quarter-end basis of not more than:



        Date of Fiscal quarter-End      Ratio
        --------------------------      -----
        90/30/96                        4.75:1.0
        12/31/96                        4.50:1.0
        03/31/97                        4.00:1.0
        06/30/97                       13.50:1.0
        09/30/97                       15.00:1.0
        12/31/97                       10.50:1.0
        03/31/98                       10.50:1.0

        06/30/98                        9.50:1.0
        09/30/98                        9.50:1.0
        12/31/98 and thereafter         9.00:1.0"

        6. "Foothill hereby waives the existing violations of the covenants contained in Sections 6.13(b) and 6.13(c) for the third and fourth fiscal quarters of 1997. This waiver is limited to its particular circumstances and shall not constitute a waiver of any other provision of the Loan Agreement or a future waiver of Section 67.13(b) and Section 6.13(c) or any other provision of the Loan Agreement."

        7. Foothill shall charge Borrower's loan account a documentation fee in the amount of Two Hundred Fifty Dollars ($250.00). Said fee shall be fully-earned, non-refundable, and due and payable on the date Borrower's loan account is charged.

        8. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

        IN WITNESS WHEREOF, Borrower and Foothill have executed this Amendment as of the day and year first written above.


FOOTHILL CAPITAL CORPORATION      BOLLINGER INDUSTRIES, L.P.

                                  By:  Bollinger Operating Corp., its
                                       General Partner

By  /s/ LISA M. GONZALES          By   /s/ GLENN D. BOLLINGER
    ----------------------------       ---------------------------
        Lisa M. Gonzales                   Glenn D. Bollinger
Its     Assistant Vice President  Its      CEO
    ----------------------------       ---------------------------
                                  BOLLINGER INDUSTRIES, INC.

                                  By   /s/ GLENN D. BOLLINGER
                                       ---------------------------
                                           Glenn D. Bollinger
                                  Its      CMEO/CEO
                                       ---------------------------

                                  NBF, INC.

                                  By   /s/ GLENN D. BOLLINGER
                                       ---------------------------
                                           Glenn D. Bollinger
                                  Its      V.P.
                                       ---------------------------



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
                          REAFFIRMATION OF GUARANTORS

By its acceptance below this ___ day of June, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.


                                        BOLLINGER OPERATING CORP.,
                                        a Nevada corporation

                                        By /s/ BOBBY D. BOLLINGER
                                          --------------------------------
                                               Bobby D. Bollinger

                                        Its
                                           --------------------------------

By its acceptance below this ___ day of June, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.

                                        BOLLINGER HOLDING CORP.,
                                        a Delaware corporation

                                        By /s/ BOBBY D. BOLLINGER
                                          --------------------------------
                                                 Bobby D. Bollinger

                                        Its
                                           --------------------------------

By its acceptance below this ___ day of June, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.

                                        BOLLINGER SPORT, INC.,
                                        a Texas corporation

                                        By /s/ BOBBY D. BOLLINGER
                                          --------------------------------

                                        Its
                                           -------------------------------

By its acceptance below this ___ day of June, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.

                                C.G. PRODUCTS, INC.,
                                a California corporation

                                By /s/ GLENN D. BOLLINGER
                                  --------------------------------

                                Its Vice President
                                   ------------------------------

By its acceptance below this ___ day of June, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.

                                TARBOX, INC.,
                                a Texas corporation

                                By /s/ GLENN D. BOLLINGER
                                  ---------------------------------

                                Its President
                                   --------------------------------

By its acceptance below this ___ day of June, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.


                                /s/ GLENN D. BOLLINGER
                                -----------------------------------
                                       Glenn D. Bollinger,
                                       an individual

By its acceptance below this ___ day of June, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.


                                /s/ GLENN D. BOLLINGER
                                -----------------------------------
                                       Glenn D. Bollinger
                                       an individual

By its acceptance below this ___ day of June, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated August 16, 1996 and consents to the above-stated terms.


                                /s/ BOBBY D. BOLLINGER
                                -----------------------------------
                                        Bobby D. Bollinger,
                                        an individual